UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2007

CNET Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-20939	13-3696170
(Commission File Number)	(IRS Employer Identification Number)

235 Second Street

San Francisco, CA 94105

(Address of principal executive offices including zip code)

(415) 344-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in this Item 2.02 of this Current Report is also being furnished under Item 7.01 –“Regulation FD Disclosure” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

On January 29, 2007, we issued a press release announcing our financial results for the fourth quarter and year ended December 31, 2006. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On January 29, 2007, we issued a press release announcing that we have filed with the United States Securities and Exchange Commission (“SEC”) an amended annual report on Form 10-K/A for the year ended December 31, 2005, an amended quarterly report on Form 10-Q/A for the quarter ended March 31, 2006, and quarterly reports on Form 10-Q for the quarters ended June 30, 2006 and September 30, 2006. The text of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report is also being furnished under Item 2.02 –“Results of Operations and Financial Condition” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On January 29, 2007, we issued a press release announcing our financial results for the fourth quarter and fiscal year ended December 31, 2006. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On January 29, 2007, we issued a press release announcing that we have filed with the SEC an amended annual report on Form 10-K/A for the year ended December 31, 2005, an amended quarterly report on Form 10-Q/A for the quarter ended March 31, 2006, and quarterly reports on Form 10-Q for the quarters ended June 30, 2006 and September 30, 2006. The text of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release announcing fourth quarter and full year 2006 results, dated January 29, 2007.

99.2	Press release announcing filing of SEC reports, dated January 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2007

CNET Networks, Inc.

By:	/s/ George Mazzotta
Name:	George Mazzotta
Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release announcing fourth quarter and full year 2006 results, dated January 29, 2007.

99.2	Press release announcing filing of SEC Reports, dated January 29, 2007.